UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2006

Long Beach Mortgage Loan Trust 2006‑5
(Issuing Entity with respect to the Securities)

Long Beach Securities Corp.
(Depositor with respect to the Securities)

Long Beach Mortgage Company
(Sponsor with respect to the Securities)

_________________________________________
(Exact name of registrant as specified in its charter)

333-131252
 (Commission File Number)

Delaware	33-0917586
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1400 South Douglass Road, Suite 100, Anaheim, California 92806
 (Address of principal executive offices, with zip code)

(714) 939-5200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.

On June 15, 2006, a single series of certificates, entitled Long Beach Mortgage Loan Trust 2006‑5, Asset-Backed Certificates, Series 2006‑5 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2006 (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, among Long Beach Securities Corp. as depositor (the “Depositor”), Long Beach Mortgage Company as seller and master servicer (“Long Beach”) and Deutsche Bank National Trust Company as trustee (the “Trustee”).  The Certificates consist of twenty-two classes of certificates (collectively, the “Certificates”), designated as the “Class I-A Certificates”, “Class II-A1 Certificates”, “Class II-A2 Certificates”, “Class II-A3 Certificates”, “Class II-A4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class B-1 Certificates”, “Class B-2 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class R Certificates”, “Class R-CX Certificates” and “Class R-PX Certificates.”  The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool (the “Mortgage Pool”) of adjustable-rate and fixed-rate residential mortgage loans having original terms to maturity up to 40 years (the “Mortgage Loans”).  The Mortgage Pool consists of Mortgage Loans having an aggregate scheduled principal balance of approximately $1,925,000,134.00 as of June 1, 2006 (the “Cut-off Date”).  The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated June 7, 2006, (the “Mortgage Loan Purchase Agreement”) between Long Beach and the Depositor.  The Depositor, Long Beach, WaMu Capital Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc. (together, WaMu Capital Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc. are the “Underwriters”), as Underwriters have entered into an Underwriting Agreement dated as of June 7, 2006 for the purchase of Class I-A Certificates, the Class II-A1 Certificates, the Class II-A2 Certificates, the Class II-A3 Certificates, the Class II-A4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates and the Class M-10 Certificates.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
I-A	$631,423,000.00*	Variable
II-A1	$387,231,000.00	Variable
II-A2	$154,915,000.00	Variable
II-A3	$267,795,000.00	Variable
II-A4	$76,499,000.00	Variable
M-1	$69,300,000.00	Variable
M-2	$59,675,000.00	Variable
M-3	$36,575,000.00	Variable
M-4	$33,688,000.00	Variable
M-5	$31,763,000.00	Variable
M-6	$29,838,000.00	Variable
M-7	$27,913,000.00	Variable
M-8	$19,250,000.00	Variable
M-9	$14,438,000.00	Variable
M-10	$16,363,000.00	Variable
B-1	$19,250,000.00	Variable
B-2	$19,250,000.00	Variable
C	$29,834,034.00	Variable
P	$100.00	N/A
R	100.00%	N/A
R-CX	100.00%	N/A
R-PX	100.00%	N/A

*Two certificates equal to $400,000,000.00 and $231,423,000.00 respectively.

The Class I-A Certificates, the Class II-A1 Certificates, the Class II-A2 Certificates, the Class II-A3 Certificates and the Class II-A4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates and the Class M-10 Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated April 7, 2006, the Preliminary Prospectus Supplement, dated June 7, 2006 and the Prospectus Supplement, dated June 12, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b).  The Class B-1 Certificates, the Class B-2 Certificates, the Class C Certificates, the Class P Certificates, the Class R Certificates, the Class R-CX Certificates and the Class R-PX Certificates have not been and will not be publicly offered by the Depositor.  The Class B-1 Certificates and the Class B-2 Certificates were sold to a limited number of qualified institutional buyers, institutional accredited investors or non-United States persons in transactions exempt from registration under the Securities Act of 1933 (the “Act”) in reliance on Section 4(2) of the Act.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits

                        (a)        Not applicable

                        (b)        Not applicable

                        (c)        Exhibits

Exhibit No.	Description
4.1	Pooling and Servicing Agreement and Exhibits to the PSA..
4.2	Mortgage Loan Purchase Agreement.
4.3

ISDA Master Agreement including Schedule and Swap Confirmation each dated as of June 15, 2006 between ABN AMRO Bank, N.V. and Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee on behalf of Long Beach Mortgage Loan Supplemental Interest Trust 2006‑5.

4.4	Amended and Restated Subservicing Agreement, effective as of January 1, 2005, between Long Beach Mortgage Company, a Delaware corporation, and Washington Mutual Bank, FA, a federal savings bank (incorporated by reference from Exhibit 4.7 to Form 8-K filed under File No. 333-109318-14 on February 14, 2006).

4.5	Administrative Agent Agreement between Long Beach Mortgage Company, in its capacity as master servicer, and Washington Mutual Mortgage Securities Corp., and its successors and assigns, in its capacity as Administrative Agent, effective as of the 1st day of January, 2005 (incorporated by reference from Exhibit 4.8 to Form 8-K filed under File No. 333-109318-14 on February 14, 2006).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 30, 2006

LONG BEACH SECURITIES CORP.

By:	/s/ Barbara Loper

Name: Barbara Lper
Title: Authorized Officer

[Signature page to Form 8-k re: PSA and Material Agreements]

Index to Exhibits

Exhibit No.	Description
4.1	Pooling and Servicing Agreement and Exhibits to the PSA.
4.2	Mortgage Loan Purchase Agreement.
4.3

ISDA Master Agreement including Schedule and Swap Confirmation each dated as of June 15, 2006 between ABN AMRO Bank, N.V. and Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee on behalf of Long Beach Mortgage Loan Supplemental Interest Trust 2006‑5.

4.4	Amended and Restated Subservicing Agreement, effective as of January 1, 2005, between Long Beach Mortgage Company, a Delaware corporation, and Washington Mutual Bank, FA, a federal savings bank (incorporated by reference from Exhibit 4.7 to Form 8-K filed under File No. 333-109318-14 on February 14, 2006).

4.5	Administrative Agent Agreement between Long Beach Mortgage Company, in its capacity as master servicer, and Washington Mutual Mortgage Securities Corp., and its successors and assigns, in its capacity as Administrative Agent, effective as of the 1st day of January, 2005 (incorporated by reference from Exhibit 4.8 to Form 8-K filed under File No. 333-109318-14 on February 14, 2006).